Exhibit 10.3

Attachment C

SECOND AMENDMENT TO
THE DUN & BRADSTREET CORPORATION CHANGE IN CONTROL PLAN

THIS SECOND AMENDMENT, by THE DUN & BRADSTREET CORPORATION (the “Corporation”), to The Dun & Bradstreet Corporation Change in Control Plan (the “Plan”) is effective August 5, 2015 (the “Effective Date”).

WITNESSETH:

WHEREAS, the Corporation sponsors the Plan and the Board of Directors of the Corporation (the “Board”) has authority to make amendments to the Plan;

WHEREAS, the Plan currently provides benefits to a covered employee who incurs a termination of employment for “Good Reason”, as defined in the Plan;

WHEREAS, the definition of “Good Reason” set out in the Plan includes (but is not limited to) the relocation of the office at which a covered employee is principally employed by more than 50 miles but specifically excludes any relocation to New York City (the “Exclusion”);

WHEREAS, the C&BC now considers it desirable to amend the Plan to remove the Exclusion so that relocations to New York City are included within the definition of “Good Reason” if the other aspects of the definition are satisfied.

NOW THEREFORE, it is hereby resolved that the Plan be, and it hereby is, amended effective as of the Effective Date as indicated below:

I.

Section 2.13, definition of “Good Reason,” is amended by modifying subsection (c) thereof to read as follows:

“(c)    the relocation of the Company’s offices at which the Eligible Executive is principally employed immediately prior to the effective date of the Change in Control to a location more than fifty miles (or such longer distance that is the minimum permissible distance under the circumstances for purposes of the involuntary separation from service standards under the Treasury Regulations or other guidance under Code Section 409A) from such location, except for required travel on the Company’s business to an extent substantially consistent with the Eligible Executive’s business travel obligations prior to the effective date of the Change in Control;”

II.

In all other respects, the Plan shall remain in full force and effect.

Attachment C

IN WITNESS WHEREOF, the Board has caused this Second Amendment to be executed by the undersigned authorized officer of the Corporation this ___ day of ___________, 2015.

__________________________________
John Reid-Dodick
Chief People Officer